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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                Date of report (date of earliest event reported):
                                February 12, 2002


                       Daisytek International Corporation
               (Exact Name of Registrant as Specified in Charter)


          Delaware                     0-25400                  75-2421746
     -----------------             ---------------       ----------------------
      (State or other                (Commission            (I.R.S. Employer
      jurisdiction of                File Number)          Identification No.)
      incorporation)

                    1025 Central Expressway South, Suite 200
                               Allen, Texas 75013
          (Address of Principal Executive Offices, including zip code)


                                 (972) 881-4700
              (Registrant's Telephone Number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

                  On February 12, 2002, Daisytek International Corporation issued a press release filed herewith as Exhibit 99.1, regarding earnings for the third quarter of fiscal year 2002.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of business acquired

                  Not applicable

         (b)      Pro forma financial information

                  Not applicable

         (c)      Exhibits

                  99.1 Press Release dated February 12, 2002.


                                       2
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     DAISYTEK INTERNATIONAL CORPORATION


                                     By: /s/ RALPH MITCHELL
                                        ----------------------------------------
                                             Ralph Mitchell
                                             Chief Financial Officer,
                                             Executive Vice President - Finance

Dated:  February 13, 2002

                                       3
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                                Index to Exhibits


         EXHIBIT
         NUMBER            DESCRIPTION
         -------           -----------
         99.1              Press Release dated February 12, 2002.